UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 9, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On October 9, 2007, The Children’s Place Retail Stores, Inc. (the “Company”) was advised by Deloitte & Touche LLP (“Deloitte”), the Company’s current independent auditor, that it will not stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2008 (“fiscal 2007”). Deloitte will complete its current engagement as auditor of the Company’s financial statements for the three fiscal years in the period ended February 3, 2007 (as to which there is a pending restatement of previously issued financial statements for fiscal 2005 and 2004).

As previously announced, because the financial statements for the fiscal years ended January 29, 2005 and January 28, 2006 are being restated, these financial statements and the related audit reports of Deloitte should no longer be relied upon. Such Deloitte audit reports neither contained any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles..

During the Company’s two most recent fiscal years ended January 28, 2006 and February 3, 2007, and during the subsequent interim period to October 9, 2007, there has been no disagreement between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report.

Other than as described below, during the Company’s two most recent fiscal years ended January 28, 2006 and February 3, 2007, and during the subsequent interim period to October 9, 2007, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the resignation of the Company’s former chief executive officer on September 24, 2007, Deloitte advised the Company that it had determined, in its professional judgment, that it was no longer willing to rely on his representations in connection with its audits.

The Company’s management has determined, and discussed with Deloitte, in connection with the preparation of the Company’s Annual Report on Form 10-K for fiscal 2006 that there are two material weaknesses in the Company’s internal control over financial reporting.

As previously disclosed in the Company’s January 31, 2007 press release and in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2007, in connection with its internal investigation of option granting practices, the Company found that it did not maintain appropriate governance and other internal controls relating to its option grants. Management has determined that the lack of adequate controls over the granting of stock options and the related documentation constituted a material weakness, which resulted in the use of incorrect accounting measurement dates for certain stock option grants and related errors in recording compensation expense.

As previously disclosed in the Company’s August 23, 2007 press release and in a Current Report on Form 8-K filed with the SEC on August 23, 2007, the Company’s Audit Committee found that two violations of the Company’s Code of Business Conduct by members of the Company’s senior management had occurred in the past year. Considering these incidents, taken in the context of other relevant circumstances, management has determined that deficiencies exist in the implementation of the Company’s policies and procedures, resulting in a material weakness in the Company’s control environment.

A material weakness is a control deficiency, or a combination of control deficiencies, that result in a more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. In connection with the completion of the Company’s Annual Report on Form 10-K for fiscal 2006, management will assess the Company’s internal control over financial reporting as of the end of fiscal 2006. Because this report has not yet been completed, it is possible that additional material weaknesses in the Company’s internal control over financial reporting may yet be identified and be discussed in such report.

The Audit Committee has discussed the subject matter of the above described reportable events with Deloitte.

The Company has furnished a copy of the above disclosure to Deloitte and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with such disclosure. A copy of Deloitte’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company continues to work to complete its overdue Annual Report on Form 10-K for fiscal 2006, including its audited financial statements, and its other overdue SEC periodic reports as soon as practicable.

(b)  On October 15, 2007, the Company, as approved by the Audit Committee of the Board of Directors, engaged BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal 2007.

During the Company’s two most recent fiscal years ended January 28, 2006 and January 29, 2005, and during the subsequent interim periods preceding the engagement of BDO, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements, and neither a written report was provided to the company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

In connection with the engagement of BDO, the Company disclosed to BDO the matters described in Item 4.01(a) above.

The Company has authorized Deloitte to respond fully to the inquiries of BDO concerning Deloitte’s unwillingness to rely on the representations of the Company’s former CEO, with respect to the two material weaknesses in the Company’s internal control over financial reporting identified by the Company’s management, as referred to above, and also on any other matter pertinent to the Company’s financial statements.

  On October 11, 2007, the Company issued a press release regarding the decision by Deloitte not to stand for re-election.

A copy of this press release is included as Exhibit 99.1 hereto.

On October 15, 2007, the Company issued a press release regarding the engagement of BDO.

A copy of this press release is included as Exhibit 99.3 hereto.

Item 8.01 Other Events

On October 10, 2007, the Company learned that, on October 9, 2007, a stockholder class action was filed in the United States District Court, Southern District of New York, against the Company and certain of its current and former senior executives. The complaint alleges, among other things, that certain of the Company’s current and former officers made statements to the investing public which misrepresented material facts about the business and operations of the Company, or omitted to state material facts required in order for the statements made by them not to be misleading, thereby causing the price of the Company’s stock to be artificially inflated in violation of provisions of the Securities Exchange Act of 1934, as amended. According to the complaint, more recent disclosures establish the misleading nature of these earlier disclosures. The complaint seeks, among other relief, class certification of the lawsuit, compensatory damages plus interest, and costs and expenses of the lawsuit, including counsel and expert fees. The complaint has not yet been served on the Company. The Company intends to vigorously contest these allegations and the claims made.

In addition, on October 11, 2007, the Company issued a press release containing its sales results for the five-week period ended October 6, 2007.

A copy of this press release is included as Exhibit 99.2 hereto.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter on change in certifying accountant.

Exhibit 99.1	Press Release dated October 11, 2007 (regarding auditor’s decision not to stand for re-election)

Exhibit 99.2	Second Press Release dated October 11, 2007 (regarding sales results).

Exhibit 99.3	Press Release dated October 15, 2007 (regarding appointment of auditors)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

Date: October 15, 2007	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16.1	Letter on change in certifying accountant.

Exhibit 99.1	Press Release dated October 11, 2007 (regarding auditor’s decision not to stand for re-election)

Exhibit 99.2	Second Press Release dated October 11, 2007 (regarding sales results).

Exhibit 99.3	Press Release dated October 15, 2007 (regarding appointment of auditors)